QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
OFFICER AND PRINCIPAL FINANCIAL OFFICER
REGARDING FACTS AND CIRCUMSTANCES RELATING
TO EXCHANGE ACT FILINGS

I, Daniel S. Messina, President and Chief Executive Officer, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Magellan Health Services, Inc., and, except as corrected or supplemented in a subsequent covered report:
•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2)	I have reviewed the contents of this statement with Magellan Health Services Inc.'s Audit Committee.
(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
	•	Annual Report on Form 10-K/A for the fiscal year ended September 30, 2001 of Magellan Health Services, Inc. as filed with the U.S. Securities and Exchange Commission on April 1, 2002;
	•	Annual Report on Form 10-K for the fiscal year ended September 30, 2001 of Magellan Health Services, Inc. as filed with the U.S. Securities and Exchange Commission on December 31, 2001;
•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Magellan Health Services, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
	•	any amendments to any of the foregoing.
/s/ DANIEL S. MESSINA Daniel S. Messina President and Chief Executive Officer Magellan Health Services, Inc.	Subscribed and sworn to before me this 13th day of August, 2002. /s/ TAIYA L. GRAHAM Notary Public
Date: August 13, 2002	My Commission Expires: October 1, 2005

QuickLinks

  Exhibit 99.2